UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2018 (February 27, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01        ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On February 27, 2018, the Compensation Committee of the Board of Directors of Boston Omaha Corporation, a Delaware corporation, (the “Company”) approved changes to the Company’s Management Incentive Bonus Plan (the “Plan”), effected through an amendment and restatement of the Plan, including placing certain caps on the total payments under the Plan through December 2032 and additional annual caps thereafter. Previously, there were no caps on the amounts payable under the Plan.

The description of the amendment and restatement of the Plan is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Management Incentive Bonus Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On February 27, 2018, the Company amended certain employment agreements with each of Alex B. Rozek and Adam K. Peterson, who serve as the Company’s Co-Chief Executive Officers. Each of the amendments extends the time during which Mr. Rozek and Mr. Peterson, respectively, will receive a base salary at the federal minimum wage until determined otherwise by the Compensation Committee of the Company’s Board of Directors.

The description of the amendments to the employment agreements is not complete and is qualified in its entirety by reference to the full text of Amendment No. 2 to Employment Agreement of each of Alex B. Rozek and Adam K. Peterson, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

ITEM 8.01        OTHER EVENTS

On February 28, 2018, the Company issued a press release entitled “Boston Omaha Corporation Announces Amendments to Management Incentive Bonus Plan.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Amended and Restated Management Incentive Bonus Plan.

10.2	Amendment No. 2 to Employment Agreement dated February 27, 2018 by and between Boston Omaha Corporation and Alex B. Rozek.

10.3	Amendment No. 2 to Employment Agreement dated February 27, 2018 by and between Boston Omaha Corporation and Adam K. Peterson.

99.1	Press release, dated February 28, 2018, titled “Boston Omaha Corporation Announces Amendments to Management Incentive Bonus Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

Date: February 28, 2018	By:	/s/ Alex B. Rozek
Alex B. Rozek,
Co-Chief Executive Officer

3